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Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of this annual report on Form 10-K of TRW Automotive Holdings Corp. (the "Company") for the period ended December 31, 2013, with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2014	/s/ JOHN C. PLANT John C. Plant Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH S. CANTIE Joseph S. Cantie Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32